UBS PACESM Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

UBS PACE Strategic Fixed Income Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and Statement of Additional Information ("SAI"), each dated November 28, 2008

July 13, 2009

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Intermediate Fixed Income Investments and UBS PACE Strategic Fixed Income Investments (each, a "fund"). BlackRock Financial Management, Inc. ("BlackRock"), UBS PACE Intermediate Fixed Income Investments' investment advisor, recently made changes to the portfolio management team responsible for managing the fund. In particular, Scott Amero and Andrew Phillips, two of the three portfolio managers who were responsible for the day-to-day management of the fund, no longer serve as primary portfolio managers, and Curtis Arledge has assumed responsibilities as one of the primary portfolio managers for the fund, along with Matthew Mara, who continues to serve as a portfolio manager for the fund. Further, this supplement updates certain other information regarding BlackRock.

In addition, Pacific Investment Management Company LLC ("PIMCO"), UBS PACE Strategic Fixed Income Investments' investment advisor, recently made changes to the portfolio management team responsible for managing the fund. In particular, William C. Powers, the portfolio manager who was responsible for the day-to-day management of the fund, no longer serves as the primary portfolio manager, and Saumil H. Parikh has assumed responsibilities as the primary portfolio manager for the fund.

As a result of these changes, the Prospectuses and SAI are revised as follows:

All references to "Scott Amero," "Mr. Amero," "Andrew Phillips," "Mr. Phillips," "William C. Powers" or "Mr. Powers" in the Prospectuses and SAI are hereby deleted in their entirety.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income

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Investments" on page 125 of the Multi-Class Prospectus and page 124 of the Class P Prospectus is revised by replacing the third full paragraph of that section in its entirety with the following:

Saumil H. Parikh is an Executive Vice President and generalist portfolio manager of PIMCO. He has been primarily responsible for the day-to-day management of UBS PACE Strategic Fixed Income Investments since June 2009. Prior to joining PIMCO in 2000, he was a US market economist and strategist with UBS Warburg. He has 11 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Intermediate Fixed Income Investments" beginning on page 125 of the Multi-Class Prospectus and page 124 of the Class P Prospectus is revised by replacing the second, third, fourth and fifth full paragraphs of that section in their entirety with the following:

BlackRock uses a team approach in the management of the fund. Matthew Marra and Curtis Arledge have been jointly responsible for the day-to-day management of UBS PACE Intermediate Fixed Income Investments since 2002 and 2009, respectively. BlackRock's Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund. Portfolio teams are responsible for setting the top-down asset allocation framework for portfolio construction and investment teams are responsible for bottom-up idea generation, including research, analysis, and security selection. The Fixed Income Team consists of over 90 members within the portfolio teams and investment teams, as well as over 40 credit research analysts and substantial quantitative research analysts.

Curtis Arledge, Managing Director and portfolio manager, is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. Mr. Arledge is a member of BlackRock's Leadership Committee. Prior to rejoining BlackRock in 2008, Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division and a member of the Corporate and Investment Bank's (CIB) Executive and CIB Risk/Return Committees. He had oversight for various business lines in the United States, Europe and Asia, including Leveraged Finance, Investment Grade, Global Rates, Structured Products, Corporate Loan and Commercial Real Estate Portfolios and Financial Institutions Investment Banking. Before serving in this role, Mr. Arledge was head of Fixed Income Trading and, prior to that, head of Structured Products Trading.

The section captioned "Investment management, administration and principal underwriting arrangements" and sub-headed "Investment advisory arrangements—UBS PACE Intermediate Fixed Income Investments" on page 94 of the SAI is revised by replacing the second full paragraph of that section in its entirety with the following:

As of April 30, 2009, BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Merrill Lynch & Co., Inc., a wholly-owned subsidiary of Bank of America Corporation, and The PNC Financial Services Group, Inc. own approximately 4.8% and 46.4% of BlackRock's voting common stock, respectively, and approximately 47.4% and 31.5% of BlackRock's capital stock on a fully diluted basis, respectively. The remaining approximately 21.1% of the capital stock is held by employees and the public.

The section captioned "Portfolio managers" and sub-headed "UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC" beginning on page 149 of the SAI is revised by replacing the second table relating to William C. Powers following the first two paragraphs of that section in its entirety with the following:

The following table provides information relating to other accounts managed by Saumil H. Parikh as of April 30, 2009:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	8	7
Number of Accounts Managed With Performance-Based Advisory Fees	0	1	2
Assets Managed (in millions)	$167.49	$1,330.62	$1,313.79
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$88.53	$824.72

The section captioned "Portfolio managers" and sub-headed "UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC" beginning on page 149 of the SAI is revised by replacing the last sentence of that section in its entirety with the following:

Ownership of fund shares. As of July 31, 2008, Mr. Simon did not own shares of the fund for which he was the portfolio manager. As of April 30, 2009, Mr. Parikh did not own shares of the fund for which he was the portfolio manager.

The section captioned "Portfolio managers" and sub-headed "UBS PACE Intermediate Fixed Income Investments—BlackRock Financial Management, Inc." beginning on page 152 of the SAI is revised by replacing the section in its entirety with the following:

BlackRock uses a team approach in managing the fund. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Matthew Marra and Curtis Arledge.

The following table provides information relating to other accounts managed by Messrs. Marra and Arledge as of April 30, 2009:

Matthew Mara:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	24	18	278
Number of Accounts Managed With Performance-Based Advisory Fees	0	1	14
Assets Managed (in millions)	$16,500	$6,270	$88,600
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$726.4	$6,330

Curtis Arledge:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	25	3	3
Number of Accounts Managed With Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$17,200	$1,830	$232.2
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$1,130	$0

Potential material conflicts of interest. BlackRock has built a professional working environment, firmwide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the fund. In this regard, it should be noted that Messrs. Marra and Arledge each currently manages certain accounts that are subject to performance fees. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation. BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary incentive compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Matthew Mara	A combination of market-based indices (e.g., Barclays Capital Intermediate Government Index, Barclays Capital US Intermediate Government/Credit Index, Barclays Capital US Aggregate Index), certain customized indices and certain fund industry peer groups.

Curtis Arledge	A combination of market-based indices (e.g., Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

BlackRock's Chief Investment Officer makes a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of discretionary incentive compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan ("LTIP")—The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Marra and Arledge each has received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Marra and Arledge each has participated in the deferred compensation program.

Options and Restricted Stock Awards—A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Marra and Arledge each has been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of fund shares. As of April 30, 2009, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.